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                                                                   EXHIBIT 10.30

        [LETTERHEAD OF SILICON GRAPHICS COMPUTER SYSTEMS APPEARS HERE]

September 16, 1998

Ms. Rosemary Correia
Discreet Logic, Inc.
10 Duke Street
Montreal, Quebec, Canada
H3C2L7

     Re: Extension of Value Added Reseller Agreement terms and conditions; Agreement No. 12-11-441

Dear Ms. Correia:

This letter shall serve to extend discount and payment terms of the Value Added Reseller Agreement ("Agreement"), and the Amendment thereto, between Silicon Graphics, Inc. ("SGI") and Discreet Logic Inc. ("Discreet"). This extension shall be effective as of October 1, 1998 and continue until and including December 31, 1998.

All other terms and conditions in the above referenced Agreement and Amendment shall apply to purchases made by Discreet during the term of this extension.

During the term of this extension, SGI shall present to Discreet a new contract proposal for Discreet review and execution.

Please indicate your acceptance of the above referenced extension by signing where noted below. If you have any questions, please do not hesitate to contact me.

Very truly yours,                         Acknowledged and agreed.

/s/ Erna Arnesen

Erna Arnesen                              By: /s/ Winston Rodrigues
Vice President, Global Channels              --------------------------------
(650)933-5910                             Name: Winston Rodrigues
                                               ------------------------------
                                          Title: Senior V.P. Advanced Systems
                                                -----------------------------

cc: April Tan (SGI)                       Date: 98/09/18
    Jacquelyn L. Rider (SGI)                   ------------------------------